UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D. C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d)of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): October 25, 2007

First Financial Holdings, Inc.
(Exact name of registrant as specified in charter)

Delaware	0-17122	57-0866076
State or other jurisdiction of incorporation	Commission File Number	I.R.S. Employer I.D. number

34 Broad Street, Charleston, South Carolina 29401
(Address of principal executive offices)

Registrant's telephone number (including area code): (843) 529-5933

Not applicable
(Former name or former address, if changed since last report)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 -- Corporate Governance and Management

          Item 5.03 Amendments to Articles of Incorporation or Bylaws.

On October 25, 2007 First Financial Holdings, Inc. amended Sections 1, 3 and 5 of Article VII of the Corporation= s Bylaws effective immediately to conform with Nasdaq rule 4350(l) which requires that NASDAQ-listed securities be eligible for a direct registration system operated by a clearing agency registered under Section 17A of the Securities Exchange Act of 1934, as amended. For more information regarding this matter, see the amended bylaws attached hereto as Exhibit 99.1.

Section 9 -- Financial Statements and Exhibits

          Item 9.01 Financial Statements and Exhibits

                    (d) Exhibits

Exhibit (99.1). Amended First Financial Holdings, Inc. Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL HOLDINGS, INC

/s/ R. Wayne Hall
R. Wayne Hall
Executive Vice President
and Chief Financial Officer

Date: October 26, 2007

EXHIBIT INDEX

Exhibit Number	Description

99.1	First Financial Holdings, Inc. Amended Bylaws